UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 17, 2024
Date of Report (Date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41536 (Commission File Number)	84-3097762 (I.R.S. Employer Identification No.)
21 Erie Street Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)
(617) 564-0013
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 17, 2024, in connection with its periodic review of corporate governance matters, including recent developments in Delaware case law, the Board of Directors (the “Board”) of Prime Medicine, Inc. (the “Company”) adopted and approved the Company’s Second Amended and Restated Bylaws (the “Second A&R Bylaws”), effective immediately.
The Second A&R Bylaws supersede and replace in their entirety the Company’s Amended and Restated Bylaws in effect immediately prior to effectiveness of the Second A&R Bylaws. Among other things, the amendments set forth in the Second A&R Bylaws: (i) revise the procedures and disclosure requirements for advance notice of stockholder proposals and the nomination of candidates for election as directors, (ii) address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements, (iii) clarify and update the procedures by which the Board conducts meetings including postponing, rescheduling or canceling stockholder meetings, and (iv) update and revise certain other routine, technical, and non-substantive provisions.
The foregoing description of the updated provisions in the Second A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Prime Medicine, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer